Exhibit 99.1

FOR IMMEDIATE RELEASE                                               News Release
July 20, 2004

         Trustmark Announces Record Earnings Per Share in Second Quarter

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced record basic earnings per share of $0.57 for the second quarter of 2004, which represents a 7.5% increase compared to $0.53 for the second quarter of 2003. Net income for the second quarter of 2004 totaled $33.0 million. Trustmark's performance for the quarter ended June 30, 2004, resulted in a return on average assets of 1.61% and a return on average shareholders' equity of 18.51%.

Basic earnings per share for the six months ended June 30, 2004, were $1.03, compared to $0.94 for 2003. Trustmark's performance during the first half of 2004 resulted in a return on average assets of 1.49% and a return on average shareholders' equity of 16.91%. At June 30, 2004, Trustmark reported total loans of $5.4 billion, total assets of $8.3 billion, total deposits of $5.2 billion and shareholders' equity of $709.8 million.

Richard G. Hickson, Chairman and CEO, stated, "Our financial performance reflects our continuing success in providing banking and financial solutions that meet the needs of our customers. Our expansion efforts in Houston and the Florida panhandle have been well received as we introduced additional banking and wealth management resources in these dynamic markets. Our loans increased approximately $559 million, or 11.6%, and deposits grew $276 million, or 5.6 %, when compared to figures one year earlier. These results provide further evidence of our development into a premier regional financial services organization."

Improvement in economic conditions during the second quarter resulted in higher interest rates, which increased the value of Trustmark's home mortgage servicing rights. Consequently, Trustmark reversed approximately $6.8 million in non-cash mortgage servicing impairment charges recorded in previous quarters. This reversal increased Trustmark's second quarter earnings by $4.2 million after-tax, or $0.07 per share. Additional non-cash recoveries of mortgage servicing impairment could occur if interest rates rise, refinancing slows and the expected life of home mortgage loans lengthens.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,450 associates in Mississippi, Florida, Tennessee and Texas. For additional financial information, visit Trustmark's web site at www.trustmark.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Trustmark Contacts
Investors:      Zach Wasson                                 Joseph Rein
                Executive Vice President and CFO            First Vice President
                601-208-6816                                601-208-6898

Media:          Gray Wiggers
                Senior Vice President
                601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                                  June 30, 2004
                                ($ in thousands)
                                   (unaudited)

                             Quarter Ended June 30,
                             -----------------------
AVERAGE BALANCES                2004         2003      $ Change    % Change
----------------             ----------   ----------   ---------   --------
Securities AFS-taxable       $1,944,596   $1,497,929   $ 446,667      29.8%
Securities AFS-nontaxable        70,569       65,862       4,707       7.1%
Securities HTM-taxable           76,931      284,115    (207,184)    -72.9%
Securities HTM-nontaxable        88,327       90,708      (2,381)     -2.6%
                             ----------   ----------   ---------
Total securities              2,180,423    1,938,614     241,809      12.5%
                             ----------   ----------   ---------
Loans                         5,288,298    4,742,289     546,009      11.5%
Fed funds sold
   and rev repos                 24,132       31,055      (6,923)    -22.3%
                             ----------   ----------   ---------
Total earning assets          7,492,853    6,711,958     780,895      11.6%
                             ----------   ----------   ---------
Allowance for loan losses       (74,215)     (75,142)        927      -1.2%
Cash and due from banks         337,596      306,173      31,423      10.3%
Other assets                    486,184      404,207      81,977      20.3%
                             ----------   ----------   ---------
Total assets                 $8,242,418   $7,347,196   $ 895,222      12.2%
                             ==========   ==========   =========

Int-bearing demand dep       $1,350,812   $1,157,982   $ 192,830      16.7%
Savings deposits              1,020,639      832,978     187,661      22.5%
Time deposits less
  than $100,000               1,280,910    1,226,988      53,922       4.4%
Time deposits of $100,000
  or more                       456,185      436,316      19,869       4.6%
                             ----------   ----------   ---------
Total interest-bearing dep    4,108,546    3,654,264     454,282      12.4%
Fed funds pch and repos         894,158    1,040,233    (146,075)    -14.0%
Short-term borrowings           775,093      271,112     503,981     185.9%
Long-term FHLB advances         409,330      457,667     (48,337)    -10.6%
                             ----------   ----------   ---------
Total interest-bearing
  liabilities                 6,187,127    5,423,276     763,851      14.1%
Nonint-bearing deposits       1,283,043    1,199,182      83,861       7.0%
Other liabilities                54,867       58,474      (3,607)     -6.2%
Shareholders' equity            717,381      666,264      51,117       7.7%
                             ----------   ----------   ---------
Total liab and equity        $8,242,418   $7,347,196   $ 895,222      12.2%
                             ==========   ==========   =========

                              Year-to-date June 30,
                             -----------------------
AVERAGE BALANCES                2004         2003      $ Change    % Change
----------------             ----------   ----------   ---------   --------
Securities AFS-taxable       $1,909,830   $1,367,607   $ 542,223      39.6%
Securities AFS-nontaxable        71,101       67,930       3,171       4.7%
Securities HTM-taxable           80,693      345,797    (265,104)    -76.7%
Securities HTM-nontaxable        88,800       90,826      (2,026)     -2.2%
                             ----------   ----------   ---------
Total securities              2,150,424    1,872,160     278,264      14.9%
                             ----------   ----------   ---------
Loans                         5,175,855    4,680,028     495,827      10.6%
Fed funds sold
  and rev repos                  20,685       30,381      (9,696)    -31.9%
                             ----------   ----------   ---------
Total earning assets          7,346,964    6,582,569     764,395      11.6%
                             ----------   ----------   ---------
Allowance for loan losses       (74,292)     (75,143)        851      -1.1%
Cash and due from banks         337,176      304,283      32,893      10.8%
Other assets                    476,066      407,159      68,907      16.9%
                             ----------   ----------   ---------
Total assets                 $8,085,914   $7,218,868   $ 867,046      12.0%
                             ==========   ==========   =========

Int-bearing demand dep       $1,329,150   $1,099,400   $ 229,750      20.9%
Savings deposits                994,876      809,055     185,821      23.0%
Time deposits less
  than $100,000               1,270,790    1,244,333      26,457       2.1%
Time deposits of $100,000
  or more                       456,809      450,096       6,713       1.5%
                             ----------   ----------   ---------
Total interest-bearing dep    4,051,625    3,602,884     448,741      12.5%
Fed funds pch and repos         893,181      983,534     (90,353)     -9.2%
Short-term borrowings           643,870      256,324     387,546     151.2%
Long-term FHLB advances         460,816      466,384      (5,568)     -1.2%
                             ----------   ----------   ---------
Total interest-bearing
  liabilities                 6,049,492    5,309,126     740,366      13.9%
Nonint-bearing deposits       1,270,554    1,179,174      91,380       7.7%
Other liabilities                54,897       63,735      (8,838)    -13.9%
Shareholders' equity            710,971      666,833      44,138       6.6%
                             ----------   ----------   ---------
Total liab and equity        $8,085,914   $7,218,868   $ 867,046      12.0%
                             ==========   ==========   =========

                                     June 30,
                             -----------------------
PERIOD END BALANCES             2004         2003      $ Change    % Change
-------------------          ----------   ----------   ---------   --------
Sec available for sale       $1,992,239   $1,536,935   $ 455,304      29.6%
Sec held to maturity            159,173      312,001    (152,828)    -49.0%
                             ----------   ----------   ---------
Total securities              2,151,412    1,848,936     302,476      16.4%
Loans                         5,384,791    4,825,953     558,838      11.6%
Fed funds sold
  and rev repos                  23,102       19,561       3,541      18.1%
                             ----------   ----------   ---------
Total earning assets          7,559,305    6,694,450     864,855      12.9%
                             ----------   ----------   ---------
Allowance for loan losses       (74,179)     (74,819)        640      -0.9%
Cash and due from banks         269,560      345,050     (75,490)    -21.9%
Mortgage servicing rights        54,635       37,680      16,955      45.0%
Goodwill                        110,271       48,028      62,243     129.6%
Identifiable intangibles         21,672       21,062         610       2.9%
Other assets                    309,073      301,848       7,225       2.4%
                             ----------   ----------   ---------
Total assets                 $8,250,337   $7,373,299   $ 877,038      11.9%
                             ==========   ==========   =========

Nonint-bearing deposits      $1,260,238   $1,306,795   $ (46,557)     -3.6%
Int-bearing deposits          3,982,931    3,659,985     322,946       8.8%
                             ----------   ----------   ---------
Total deposits                5,243,169    4,966,780     276,389       5.6%
Fed funds pch and repos         915,121      976,051     (60,930)     -6.2%
Short-term borrowings           944,715      239,605     705,110     294.3%
Long-term FHLB advances         380,970      457,624     (76,654)    -16.8%
Other liabilities                56,561       68,880     (12,319)    -17.9%
                             ----------   ----------   ---------
Total liabilities             7,540,536    6,708,940     831,596      12.4%
                             ----------   -----------  ---------
Common stock                     12,044       12,296        (252)     -2.0%
Surplus                         120,608      152,981     (32,373)    -21.2%
Retained earnings               586,215      506,401      79,814      15.8%
Accum other comprehensive
  loss, net of taxes             (9,066)      (7,319)     (1,747)     23.9%
                             ----------   ----------   ---------
Total shareholders' equity      709,801      664,359      45,442       6.8%
                             ----------   ----------   ---------
Total liab and equity        $8,250,337   $7,373,299   $ 877,038      11.9%
                             ==========   ==========   =========
Total int-bearing liab       $6,223,737   $5,333,265   $ 890,472      16.7%
                             ==========   ==========   =========

PERIOD END BALANCES          06/30/2004   12/31/2003   $ Change    % Change
-------------------          ----------   ----------   ---------   --------
Sec available for sale       $1,992,239   $1,933,993   $  58,246       3.0%
Sec held to maturity            159,173      178,450     (19,277)    -10.8%
                             ----------   ----------   ---------
Total securities              2,151,412    2,112,443      38,969       1.8%
Loans                         5,384,791    5,032,612     352,179       7.0%
Fed funds sold
  and rev repos                  23,102       37,712     (14,610)    -38.7%
                             ----------   ----------   ---------
Total earning assets          7,559,305    7,182,767     376,538       5.2%
                             ----------   ----------   ---------
Allowance for loan losses       (74,179)     (74,276)         97      -0.1%
Cash and due from banks         269,560      333,096     (63,536)    -19.1%
Mortgage servicing rights        54,635       49,707       4,928       9.9%
Goodwill                        110,271       95,877      14,394      15.0%
Identifiable intangibles         21,672       21,921        (249)     -1.1%
Other assets                    309,073      305,229       3,844       1.3%
                             ----------   ----------   ---------
Total assets                 $8,250,337   $7,914,321   $ 336,016       4.2%
                             ==========   ==========   =========

Nonint-bearing deposits      $1,260,238   $1,329,444   $ (69,206)     -5.2%
Int-bearing deposits          3,982,931    3,760,015     222,916       5.9%
                             ----------   ----------   ---------
Total deposits                5,243,169    5,089,459     153,710       3.0%
Fed funds pch and repos         915,121      928,135     (13,014)     -1.4%
Short-term borrowings           944,715      621,532     323,183      52.0%
Long-term FHLB advances         380,970      531,035    (150,065)    -28.3%
Other liabilities                56,561       54,587       1,974       3.6%
                             ----------   ----------   ---------
Total liabilities             7,540,536    7,224,748     315,788       4.4%
                             ----------   ----------   ---------
Common stock                     12,044       12,136         (92)     -0.8%
Surplus                         120,608      132,383     (11,775)     -8.9%
Retained earnings               586,215      548,521      37,694       6.9%
Accum other comprehensive
  loss, net of taxes             (9,066)      (3,467)     (5,599)    161.5%
                             ----------   ----------   ---------
Total shareholders' equity      709,801      689,573      20,228       2.9%
                             ----------   ----------   ---------
Total liab and equity        $8,250,337   $7,914,321   $ 336,016       4.2%
                             ==========   ==========   =========
Total int-bearing liab       $6,223,737   $5,840,717   $ 383,020       6.6%
                             ==========   ==========   =========

                              Quarter Ended June 30,
                             -----------------------
INCOME STATEMENTS               2004         2003      $ Change    % Change
-----------------            ----------   ----------   ---------   --------
Int and fees on loans-FTE    $   73,908   $   72,146   $   1,762       2.4%
Int on securities-taxable        14,825       18,390      (3,565)    -19.4%
Int on securities-tax
  exempt-FTE                      3,026        3,094         (68)     -2.2%
Int on fed funds sold
  and rev repos                      63           94         (31)    -33.0%
Other interest income                 9           11          (2)    -18.2%
                             ----------   ----------   ---------
Total interest income-FTE        91,831       93,735      (1,904)     -2.0%
                             ----------   ----------   ---------
Interest on deposits             13,326       15,653      (2,327)    -14.9%
Interest on fed funds
  pch and repos                   2,156        3,101        (945)    -30.5%
Other interest expense            4,726        4,731          (5)     -0.1%
                             ----------   ----------   ---------
Total interest expense           20,208       23,485      (3,277)    -14.0%
                             ----------   ----------   ---------
Net interest income-FTE          71,623       70,250       1,373       2.0%
Provision for loan losses         1,703        2,649        (946)    -35.7%
                             ----------   ----------   ---------
Net interest income after
  provision-FTE                  69,920       67,601       2,319       3.4%
                             ----------   ----------   ---------
Service charges on
  deposit accounts               13,959       13,070         889       6.8%
Mortgage banking                  9,101         (174)      9,275        n/m
Retail banking - other            4,685        4,798        (113)     -2.4%
Wealth management                 4,958        4,818         140       2.9%
Insurance commissions             4,346        4,095         251       6.1%
Other income                      1,526        2,426        (900)    -37.1%
                             ----------   ----------   ---------
Nonint inc-excl sec gains        38,575       29,033       9,542      32.9%
Security gains                        2        4,021      (4,019)   -100.0%
                             ----------   ----------   ---------
Total noninterest income         38,577       33,054       5,523      16.7%
                             ----------   ----------   ---------
Salaries and employee
  benefits                       32,430       29,497       2,933       9.9%
Services and fees                 8,846        8,011         835      10.4%
Equipment expense                 3,781        3,673         108       2.9%
Net occupancy-premises            3,517        3,160         357      11.3%
Other expense                     6,909        6,574         335       5.1%
                             ----------   ----------   ---------
Total noninterest expense        55,483       50,915       4,568       9.0%
                             ----------   ----------   ---------
Income before income taxes       53,014       49,740       3,274       6.6%
Tax equivalent adjustment         2,075        2,061          14       0.7%
Income taxes                     17,916       16,515       1,401       8.5%
                             ----------   ----------   ---------
Net income                   $   33,023   $   31,164   $   1,859       6.0%
                             ==========   ==========   =========
Earnings per share
  Basic                      $     0.57   $     0.53   $    0.04       7.5%
                             ==========   ==========   =========
  Diluted                    $     0.57   $     0.53   $    0.04       7.5%
                             ==========   ==========   =========

Weighted average shares o/s
  Basic                      58,055,793   59,117,961                  -1.8%
                             ==========   ==========
  Diluted                    58,311,332   59,294,330                  -1.7%
                             ==========   ==========
Period end shares o/s        57,804,333   59,014,613                  -2.1%
                             ==========   ==========
Dividends per share          $   0.1900   $   0.1650                  15.2%
                             ==========   ==========

n/m - not meaningful

                              Year-to-date June 30,
                             -----------------------
INCOME STATEMENTS               2004         2003      $ Change    % Change
-----------------            ----------   ----------   ---------   --------
Int and fees on loans-FTE    $  145,350   $  143,937   $   1,413       1.0%
Int on securities-taxable        31,021       38,545      (7,524)    -19.5%
Int on securities-tax
  exempt-FTE                      6,097        6,277        (180)     -2.9%
Int on fed funds sold
  and rev repos                     106          176         (70)    -39.8%
Other interest income                21           23          (2)     -8.7%
                             ----------   ----------   ---------
Total interest income-FTE       182,595      188,958      (6,363)     -3.4%
                             ----------   ----------   ---------
Interest on deposits             26,712       31,715      (5,003)    -15.8%
Interest on fed funds
  pch and repos                   4,260        5,827      (1,567)    -26.9%
Other interest expense            9,484        9,763        (279)     -2.9%
                             ----------   ----------   ---------
Total interest expense           40,456       47,305      (6,849)    -14.5%
                             ----------   ----------   ---------
Net interest income-FTE         142,139      141,653         486       0.3%
Provision for loan losses         2,755        5,649      (2,894)    -51.2%
                             ----------   ----------   ---------
Net interest income after
  provision-FTE                 139,384      136,004       3,380       2.5%
                             ----------   ----------   ---------
Service charges on
  deposit accounts               27,285       25,750       1,535       6.0%
Mortgage banking                  7,198       (4,829)     12,027        n/m
Retail banking - other            8,817        9,105        (288)     -3.2%
Wealth management                 9,974        9,498         476       5.0%
Insurance commissions             7,531        7,108         423       6.0%
Other income                      3,452        3,429          23       0.7%
                             ----------   ----------   ---------
Nonint inc-excl sec gains        64,257       50,061      14,196      28.4%
Security gains                       15       12,169     (12,154)    -99.9%
                             ----------   ----------   ---------
Total noninterest income         64,272       62,230       2,042       3.3%
                             ----------   ----------   ---------
Salaries and employee
  benefits                       62,873       65,421      (2,548)     -3.9%
Services and fees                17,225       15,890       1,335       8.4%
Equipment expense                 7,323        7,383         (60)     -0.8%
Net occupancy-premises            6,730        6,146         584       9.5%
Other expense                    13,985       13,794         191       1.4%
                             ----------   ----------   ---------
Total noninterest expense       108,136      108,634        (498)     -0.5%
                             ----------   ----------   ---------
Income before income taxes       95,520       89,600       5,920       6.6%
Tax equivalent adjustment         4,232        4,267         (35)     -0.8%
Income taxes                     31,514       29,685       1,829       6.2%
                             ----------   ----------   ---------
Net income                   $   59,774   $   55,648   $   4,126       7.4%
                             ==========   ==========   =========
Earnings per share
  Basic                      $     1.03   $     0.94   $    0.09       9.6%
                             ==========   ==========   =========
  Diluted                    $     1.02   $     0.93   $    0.09       9.7%
                             ==========   ==========   =========

Weighted average shares o/s
  Basic                      58,161,738   59,512,924                  -2.3%
                             ==========   ==========
  Diluted                    58,449,362   59,667,383                  -2.0%
                             ==========   ==========
Period end shares o/s        57,804,333   59,014,613                  -2.1%
                             ==========   ==========
Dividends per share          $   0.3800   $   0.3300                  15.2%
                             ==========   ==========

n/m - not meaningful

                                    June 30,
                             -----------------------
NONPERFORMING ASSETS            2004          2003     $ Change    % Change
--------------------         ----------   ----------   ---------   --------
Nonaccrual loans             $   27,001   $   28,916   $  (1,915)     -6.6%
Restructured loans                    -            -           -
                             ----------   ----------   ---------
Total nonperforming loans        27,001       28,916      (1,915)     -6.6%
Other real estate                 6,256        7,116        (860)    -12.1%
                             ----------   ----------   ---------
Total nonperforming assets       33,257       36,032      (2,775)     -7.7%
Loans past due over 90 days       3,574        2,183       1,391      63.7%
                             ----------   ----------   ---------
Total nonperforming
  assets plus past
  due over 90 days           $   36,831   $   38,215   $  (1,384)     -3.6%
                             ==========   ==========   =========

                              Quarter Ended June 30,
                             -----------------------
ALLOWANCE FOR LOAN LOSSES       2004         2003      $ Change    % Change
-------------------------    ----------   ----------   ---------   --------
Beginning Balance            $   74,179   $   74,867   $    (688)     -0.9%
Charge-offs                      (3,827)      (4,791)        964     -20.1%
Recoveries                        2,124        2,094          30       1.4%
Provision for loan losses         1,703        2,649        (946)    -35.7%
                             ----------   ----------   ---------
Ending Balance               $   74,179   $   74,819   $    (640)     -0.9%
                             ==========   ==========   =========

                               Year-to-date June 30,
                             -----------------------
ALLOWANCE FOR LOAN LOSSES      2004         2003       $ Change    % Change
-------------------------    ----------   ----------   ---------   --------
Beginning Balance            $   74,276   $   74,771      $ (495)     -0.7%
Charge-offs                      (7,655)      (9,982)      2,327     -23.3%
Recoveries                        4,803        4,381         422       9.6%
Provision for loan losses         2,755        5,649      (2,894)    -51.2%
                             ----------   ----------   ---------
Ending Balance               $   74,179   $   74,819   $    (640)     -0.9%
                             ==========   ==========   =========

                                         Quarter Ended June 30,
                                        -----------------------
                                           2004         2003
RATIOS                                  ----------   ----------
------
ROA                                          1.61%         1.70%
ROE                                         18.51%        18.76%
Equity generation rate                      12.34%        12.92%
EOP equity/ EOP assets                       8.60%         9.01%
Average equity/average assets                8.70%         9.07%
Interest margin - Yield - FTE                4.93%         5.60%
Interest margin - Cost - FTE                 1.09%         1.40%
Net interest margin - FTE                    3.84%         4.20%
Rate on interest-bearing liab                1.31%         1.74%
Efficiency ratio                            53.73%        50.37%
Expense ratio                                0.91%         1.31%
Net charge offs/average loans                0.13%         0.23%
Prov for loan losses/average loans           0.13%         0.22%
Nonperf loans/total loans                    0.50%         0.60%
Nonperf assets/total loans                   0.62%         0.75%
Nonperf assets/total loans+ORE               0.62%         0.75%
ALL/nonperforming loans                    274.73%       258.75%
ALL/total loans                              1.38%         1.55%
Net loans/total assets                      64.37%        64.44%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close               $ 28.920      $ 25.470
Market value of stock-High                $ 29.990      $ 27.000
Market value of stock-Low                 $ 25.890      $ 23.540
Book value of stock                        $ 12.28       $ 11.26
Tangible book value of stock               $ 10.00        $ 9.45
Tangible equity                          $ 577,858     $ 595,269
Market/Book value of stock                 235.50%       226.20%
Price/Earnings ratio                         12.61         11.98
Dividend payout                             33.33%        31.13%


OTHER DATA
EOP Employees - FTE                          2,465         2,286

                                         Year-to-date June 30,
                                        -----------------------
                                           2004         2003
RATIOS                                  ----------   ----------
------
ROA                                          1.49%        1.55%
ROE                                         16.91%       16.83%
Equity generation rate                      10.67%       10.92%
EOP equity/ EOP assets                       8.60%        9.01%
Average equity/average assets                8.79%        9.24%
Interest margin - Yield - FTE                5.00%        5.79%
Interest margin - Cost - FTE                 1.11%        1.45%
Net interest margin - FTE                    3.89%        4.34%
Rate on interest-bearing liab                1.34%        1.80%
Efficiency ratio                            53.88%       51.04%
Expense ratio                                1.20%        1.79%
Net charge offs/average loans                0.11%        0.24%
Prov for loan losses/average loans           0.11%        0.24%
Nonperf loans/total loans                    0.50%        0.60%
Nonperf assets/total loans                   0.62%        0.75%
Nonperf assets/total loans+ORE               0.62%        0.75%
ALL/nonperforming loans                    274.73%      258.75%
ALL/total loans                              1.38%        1.55%
Net loans/total assets                      64.37%       64.44%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close               $ 28.920     $ 25.470
Market value of stock-High                $ 30.730     $ 27.000
Market value of stock-Low                 $ 25.890     $ 22.560
Book value of stock                        $ 12.28      $ 11.26
Tangible book value of stock               $ 10.00       $ 9.45
Tangible equity                          $ 577,858    $ 595,269
Market/Book value of stock                 235.50%      226.20%
Price/Earnings ratio                         13.96        13.44
Dividend payout                             36.89%       35.11%

                                   Quarter Ended
                             -----------------------
AVERAGE BALANCES             6/30/2004     3/31/2004    $ Change   % Change
----------------             ----------   ----------   ---------   --------
Securities AFS-taxable       $1,944,596   $1,875,063   $  69,533       3.7%
Securities AFS-nontaxable        70,569       71,632      (1,063)     -1.5%
Securities HTM-taxable           76,931       84,455      (7,524)     -8.9%
Securities HTM-nontaxable        88,327       89,273        (946)     -1.1%
                             ----------   ----------   ---------
Total securities              2,180,423    2,120,423      60,000       2.8%
                             ----------   ----------   ---------
Loans                         5,288,298    5,063,411     224,887       4.4%
Fed funds sold
  and rev repos                  24,132       17,238       6,894      40.0%
                             ----------   ----------   ---------
Total earning assets          7,492,853    7,201,072     291,781       4.1%
                             ----------   ----------   ---------
Allowance for loan losses       (74,215)     (74,368)        153      -0.2%
Cash and due from banks         337,596      336,755         841       0.2%
Other assets                    486,184      465,950      20,234       4.3%
                             ----------   ----------   ---------
Total assets                 $8,242,418   $7,929,409   $ 313,009       3.9%
                             ==========   ==========   =========

Int-bearing demand dep       $1,350,812   $1,307,488   $  43,324       3.3%
Savings deposits              1,020,639      969,113      51,526       5.3%
Time deposits less
  than $100,000               1,280,910    1,260,671      20,239       1.6%
Time deposits of
  $100,000 or more              456,185      457,432      (1,247)     -0.3%
                             ----------   ----------   ---------
Total interest-bearing dep    4,108,546    3,994,704     113,842       2.8%
Fed funds pch and repos         894,158      892,204       1,954       0.2%
Short-term borrowings           775,093      512,646     262,447      51.2%
Long-term FHLB advances         409,330      512,301    (102,971)    -20.1%
                             ----------   ----------   ---------
Total interest-bearing
  liabilities                 6,187,127    5,911,855     275,272       4.7%
Nonint-bearing deposits       1,283,043    1,258,065      24,978       2.0%
Other liabilities                54,867       54,928         (61)     -0.1%
Shareholders' equity            717,381      704,561      12,820       1.8%
                             ----------   ----------   ---------
Total liab and equity        $8,242,418   $7,929,409   $ 313,009       3.9%
                             ==========   ==========   =========

PERIOD END BALANCES           6/30/2004    3/31/2004    $ Change   % Change
-------------------          ----------   ----------   ---------   --------
Sec available for sale       $1,992,239   $1,958,767   $  33,472       1.7%
Sec held to maturity            159,173      169,708     (10,535)     -6.2%
                             ----------   ----------   ---------
Total securities              2,151,412    2,128,475      22,937       1.1%
Loans                         5,384,791    5,198,296     186,495       3.6%
Fed funds sold
  and rev repos                  23,102       19,209       3,893      20.3%
                             ----------   ----------   ---------
Total earning assets          7,559,305    7,345,980     213,325       2.9%
                             ----------   ----------   ---------
Allowance for loan losses       (74,179)     (74,179)          -       0.0%
Cash and due from banks         269,560      340,114     (70,554)    -20.7%
Mortgage servicing rights        54,635       47,476       7,159      15.1%
Goodwill                        110,271      110,271           -       0.0%
Identifiable intangibles         21,672       22,064        (392)     -1.8%
Other assets                    309,073      298,737      10,336       3.5%
                             ----------   ----------   ---------
Total assets                 $8,250,337   $8,090,463   $ 159,874       2.0%
                             ==========   ==========   =========

Nonint-bearing deposits      $1,260,238   $1,316,817   $ (56,579)     -4.3%
Int-bearing deposits          3,982,931    4,258,071    (275,140)     -6.5%
                             ----------   ----------   ---------
Total deposits                5,243,169    5,574,888    (331,719)     -6.0%
Fed funds pch and repos         915,121      713,802     201,319      28.2%
Short-term borrowings           944,715      541,716     402,999      74.4%
Long-term FHLB advances         380,970      481,004    (100,034)    -20.8%
Other liabilities                56,561       60,428      (3,867)     -6.4%
                             ----------   ----------   ---------
Total liabilities             7,540,536    7,371,838     168,698       2.3%
                             ----------   ----------   ---------
Common stock                     12,044       12,143         (99)     -0.8%
Surplus                         120,608      133,147     (12,539)     -9.4%
Retained earnings               586,215      564,199      22,016       3.9%
Accum other comprehensive
  (loss) income, net of
  taxes                          (9,066)       9,136     (18,202)   -199.2%
                             ----------   ----------   ---------
Total shareholders' equity      709,801      718,625      (8,824)     -1.2%
                             ----------   ----------   ---------
Total liab and equity        $8,250,337   $8,090,463   $ 159,874       2.0%
                             ==========   ==========   =========

Total int-bearing liab       $6,223,737   $5,994,593   $ 229,144       3.8%
                             ==========   ==========   =========

                                  Quarter Ended
                             -----------------------
INCOME STATEMENTS             6/30/2004    3/31/2004    $ Change   % Change
-----------------            ----------   ----------   ---------   --------
Int and fees on loans-FTE    $   73,908   $   71,442   $   2,466       3.5%
Int on securities-taxable        14,825       16,196      (1,371)     -8.5%
Int on securities-tax
  exempt-FTE                      3,026        3,071         (45)     -1.5%
Int on fed funds sold
  and rev repos                      63           43          20      46.5%
Other interest income                 9           12          (3)    -25.0%
                             ----------   ----------   ---------
Total interest income-FTE        91,831       90,764       1,067       1.2%
                             ----------   ----------   ---------
Interest on deposits             13,326       13,386         (60)     -0.4%
Interest on fed funds
  pch and repos                   2,156        2,104          52       2.5%
Other interest expense            4,726        4,758         (32)     -0.7%
                             ----------   ----------   ---------
Total interest expense           20,208       20,248         (40)     -0.2%
                             ----------   ----------   ---------
Net interest income-FTE          71,623       70,516       1,107       1.6%
Provision for loan losses         1,703        1,052         651      61.9%
                             ----------   ----------   ---------
Net interest income after
  provision-FTE                  69,920       69,464         456       0.7%
                             ----------   ----------   ---------
Service charges on
  deposit accounts               13,959       13,326         633       4.8%
Mortgage banking                  9,101       (1,903)     11,004        n/m
Retail banking - other            4,685        4,132         553      13.4%
Wealth management                 4,958        5,016         (58)     -1.2%
Insurance commissions             4,346        3,185       1,161      36.5%
Other income                      1,526        1,926        (400)    -20.8%
                             ----------   ----------   ---------
Nonint inc-excl sec gains        38,575       25,682      12,893      50.2%
Security gains                        2           13         (11)    -84.6%
                             ----------   ----------   ---------
Total noninterest income         38,577       25,695      12,882      50.1%
                             ----------   ----------   ---------
Salaries and employee
  benefits                       32,430       30,443       1,987       6.5%
Services and fees                 8,846        8,379         467       5.6%
Equipment expense                 3,781        3,542         239       6.7%
Net occupancy-premises            3,517        3,213         304       9.5%
Other expense                     6,909        7,076        (167)     -2.4%
                             ----------   ----------   ---------
Total noninterest expense        55,483       52,653       2,830       5.4%
                             ----------   ----------   ---------
Income before income taxes       53,014       42,506      10,508      24.7%
Tax equivalent adjustment         2,075        2,157         (82)     -3.8%
Income taxes                     17,916       13,598       4,318      31.8%
                             ----------   ----------   ---------
Net income                   $   33,023   $   26,751   $   6,272      23.4%
                             ==========   ==========   =========

Earnings per share
  Basic                      $     0.57   $     0.46   $    0.11      23.9%
                             ==========   ==========   =========
  Diluted                    $     0.57   $     0.46   $    0.11      23.9%
                             ==========   ==========   =========

Weighted average shares o/s
  Basic                      58,055,793   58,267,684                  -0.4%
                             ==========   ==========
  Diluted                    58,311,332   58,587,611                  -0.5%
                             ==========   ==========
Period end shares o/s        57,804,333   58,280,233                  -0.8%
                             ==========   ==========
Dividends per share          $   0.1900   $   0.1900                   0.0%
                             ==========   ==========

n/m - not meaningful

NONPERFORMING ASSETS          6/30/2004    3/31/2004    $ Change   % Change
--------------------         ----------   ----------   ---------   --------
Nonaccrual loans             $   27,001   $   27,482   $    (481)     -1.8%
Restructured loans                    -            -           -
                             ----------   ----------   ---------
Total nonperforming loans        27,001       27,482        (481)     -1.8%
Other real estate                 6,256        7,149        (893)    -12.5%
                             ----------   ----------   ---------
Total nonperforming assets       33,257       34,631      (1,374)     -4.0%
Loans past due over 90 days       3,574        5,443      (1,869)    -34.3%
                             ----------   ----------   ---------
Total nonperforming
  assets plus past
  due over 90 days           $   36,831   $   40,074   $  (3,243)     -8.1%
                             ==========   ==========   =========


                                  Quarter Ended
                             -----------------------
ALLOWANCE FOR LOAN LOSSES     6/30/2004    3/31/2004   $ Change    % Change
-------------------------    ----------   ----------   --------    --------
Beginning Balance            $   74,179     $ 74,276   $    (97)      -0.1%
Charge-offs                      (3,827)      (3,828)         1        0.0%
Recoveries                        2,124        2,679       (555)     -20.7%
Provision for loan losses         1,703        1,052        651       61.9%
                             ----------   ----------   --------
Ending Balance               $   74,179   $   74,179   $      -        0.0%
                             ==========   ==========   ========

                                               Quarter Ended
                                          ----------------------
RATIOS                                     6/30/2004   3/31/2004
------                                    ----------   ---------
ROA                                            1.61%       1.36%
ROE                                           18.51%      15.27%
Equity generation rate                        12.34%       8.96%
EOP equity/ EOP assets                         8.60%       8.88%
Average equity/average assets                  8.70%       8.89%
Interest margin - Yield - FTE                  4.93%       5.07%
Interest margin - Cost - FTE                   1.09%       1.13%
Net interest margin - FTE                      3.84%       3.94%
Rate on interest-bearing liab                  1.31%       1.38%
Efficiency ratio                              53.73%      54.04%
Expense ratio                                  0.91%       1.51%
Net charge offs/average loans                  0.13%       0.09%
Prov for loan losses/average loans             0.13%       0.08%
Nonperf loans/total loans                      0.50%       0.53%
Nonperf assets/total loans                     0.62%       0.67%
Nonperf assets/total loans+ORE                 0.62%       0.67%
ALL/nonperforming loans                      274.73%     269.92%
ALL/total loans                                1.38%       1.43%
Net loans/total assets                        64.37%      63.34%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                 $ 28.920   $  29.020
Market value of stock-High                  $ 29.990   $  30.730
Market value of stock-Low                   $ 25.890   $  28.270
Book value of stock                          $ 12.28   $   12.33
Tangible book value of stock                 $ 10.00   $   10.06
Tangible equity                            $ 577,858   $ 586,290
Market/Book value of stock                   235.50%     235.36%
Price/Earnings ratio                           12.61       15.69
Dividend payout                               33.33%      41.30%


OTHER DATA
----------
EOP Employees - FTE                            2,465       2,425

NOTES TO CONSOLIDATED FINANCIALS

Note 1- Business Combinations

On March 12, 2004, Trustmark acquired five branches of Allied Houston Bank in a business combination accounted for by the purchase method of accounting. In connection with the transaction, Trustmark acquired approximately $148.1 million in assets and assumed $161.7 million in deposits and other liabilities for a $10 million deposit premium. Assets consisted of $145.9 million in loans, $585 thousand in premises and equipment and $1.6 million in other assets. The assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $6.4 million discount, consisting of a discount for general credit risk of $7.3 million offset by a market valuation premium of $862 thousand. Included in the credit risk discount of $7.3 million was a specific amount for nonaccrual loans of $1.7 million. Subsequent to the purchase date, the unpaid principal for these nonaccrual loans were written down to their net realizable value against the recorded discount. Excess cost over tangible net assets acquired totaled $15.7 million, of which $426 thousand and $15.3 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market valuation premium of $1.6 million. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

                                      6/30/2004     3/31/2004     6/30/2003
                                     ----------    ----------    ----------
Real Estate                          $3,363,658    $3,197,065    $2,759,996
Commercial and industrial               884,340       838,950       761,828
Consumer                                767,298       756,597       748,553
Other                                   369,495       405,684       555,576
                                     ----------    ----------    ----------
Loans                                 5,384,791     5,198,296     4,825,953
Less Allowance for loan losses           74,179        74,179        74,819
                                     ----------    ----------    ----------
Net Loans                            $5,310,612    $5,124,117    $4,751,134
                                     ==========    ==========    ==========

Loans are stated at the amount of unpaid principal, adjusted for the net amount of direct costs, nonrefundable loan fees and discounts on purchased loans. As mentioned in Note 1, Trustmark purchased $370.2 million in net loans through branch purchase acquisitions in Florida and Texas. The discount associated with the acquired loans, which is netted against unpaid principal, was $10.8 million and will be accreted into income over the life of the specific loans acquired for loans which are expected to be fully collected. Unpaid principal on loans that are not expected to be fully collected will be written down against the recorded discount.

The allowance for loan losses is established through provisions for estimated loan losses charged against earnings and is maintained at a level believed adequate by Management to absorb estimated probable loan losses. However, in the case of the acquired loans in Florida and Texas, no specific loan loss reserve was required under generally accepted accounting principles at the purchase date because the loans were purchased at a discount which considered interest rate and credit risk. As a result, the ratio of the allowance for loan losses to loans has decreased to 1.38% (see pages 3 and 6) at June 30, 2004.

Note 3 - Mortgage Banking

For the periods presented, the carrying amount of mortgage servicing rights are as follows:

                                      6/30/2004    3/31/2004    6/30/2003
                                      ---------    ---------    ---------
Mortgage Servicing Rights             $  59,315    $  65,476    $  60,103
Valuation Allowance                      (4,680)     (18,000)     (22,423)
                                      ---------    ---------    ---------
Mortgage Servicing Rights, net        $  54,635    $  47,476    $  37,680
                                      =========    =========    =========

Impairment for mortgage servicing rights occurs when the estimated fair value falls below the underlying carrying value. Fair value is determined utilizing specific risk characteristics of the mortgage loan, current interest rates and current prepayment speeds. During the second quarter of 2004, Trustmark reclassified $6.6 million of mortgage servicing right impairment from temporary to other-than-temporary which reduced the valuation allowance for impairment and the gross mortgage servicing rights balance with no effect to the net mortgage servicing rights asset. Impairment is considered to be other-than-temporary when Trustmark determines that the carrying value is expected to exceed the fair value for an extended period of time.

Mortgage servicing rights are rights to service mortgage loans for others, whether the loans were acquired through purchase or loan origination. Purchased mortgage servicing rights are capitalized at cost. For loans originated and sold where the servicing rights are retained, Trustmark allocated the cost of the loan and the servicing right based on their relative fair values. Mortgage servicing rights are amortized over the estimated period of the related new servicing income. At June 30, 2004, Trustmark serviced $3.4 billion in mortgage loans for others.

The following table illustrates the components of mortgage banking included in noninterest income in the accompanying income statements:

                                              Quarter Ended
                                    ---------------------------------
                                    6/30/2004   3/31/2004   6/30/2003
                                    ---------   ---------   ---------
Mortgage servicing income           $   4,217   $   4,228   $   4,235
Mortgage guaranty fees                 (1,126)     (1,095)     (1,146)
                                    ---------   ---------   ---------
  Mortgage servicing, net               3,091       3,133       3,089
Amortization/impairment of
  mortgage servicing rights, net        3,960      (5,734)     (7,886)
Gain on sale of loans                   1,797         550       3,415
Other, net                                253         148       1,208
                                    ---------   ---------   ---------
  Mortgage banking                  $   9,101   $  (1,903)  $    (174)
                                    =========   =========   =========

                                         Year-to-date
                                    ---------------------
                                    6/30/2004   6/30/2003
                                    ---------   ---------
Mortgage servicing income           $   8,445   $   8,561
Mortgage guaranty fees                 (2,221)     (2,362)
                                    ---------   ---------
  Mortgage servicing, net               6,224       6,199
Amortization/impairment of
  mortgage servicing rights, net       (1,774)    (18,677)
Gain on sale of loans                   2,347       7,055
Other, net                                401         594
                                    ---------   ---------
  Mortgage banking                  $   7,198   $  (4,829)
                                    =========   =========

Note 4 - Net Interest Margin

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax-equivalent basis.

                                         Quarter Ended
                               ---------------------------------
                               6/30/2004   3/31/2004   6/30/2003
                               ---------   ---------   ---------
Securities - Taxable               2.95%       3.32%       4.14%
Securities - Nontaxable            7.66%       7.68%       7.93%
Securities - Total                 3.29%       3.65%       4.45%
Loans                              5.62%       5.67%       6.10%
FF Sold & Rev Repo                 1.05%       1.00%       1.21%
Total Earning Assets               4.93%       5.07%       5.60%

Interest-bearing Deposits          1.30%       1.35%       1.72%
FF Pch & Repo                      0.97%       0.95%       1.20%
Borrowings                         1.60%       1.87%       2.60%
Total Interest-bearing
  Liabilities                      1.31%       1.38%       1.74%

Net interest margin                3.84%       3.94%       4.20%

                                    Year-to-date
                               ---------------------
                               6/30/2004   6/30/2003
                               ---------   ---------
Securities - Taxable               3.13%       4.54%
Securities - Nontaxable            7.67%       7.97%
Securities - Total                 3.47%       4.83%
Loans                              5.65%       6.20%
FF Sold & Rev Repo                 1.03%       1.17%
Total Earning Assets               4.99%       5.79%

Interest-bearing Deposits          1.33%       1.78%
FF Pch & Repo                      0.96%       1.19%
Borrowings                         1.73%       2.72%
Total Interest-bearing
  Liabilities                      1.34%       1.80%

Net interest margin                3.89%       4.34%

Note 5 - Early Retirement Program

In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings.

Note 6 - Basis of Presentation

Certain reclassifications have been made to prior period amounts to conform with the current period presentation.